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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                              ACT OF 1934


            Date of Report (Date of earliest event reported)


                           February 6, 1998


                           ROSS SYSTEMS, INC.
         (Exact name of registrant as specified in its charter)


                              CALIFORNIA
     (State or other jurisdiction of incorporation or organization)


         0-19092                                    94-2170198
  Commission File Number              (I.R.S. Employer Identification Number)

                     2 Concourse Parkway, Suite 800
                         Atlanta, Georgia 30328
                 (Address of principal executive offices)


                              (770) 351-9600
            (Registrant's telephone number, including area code)

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                           ROSS SYSTEMS, INC.
                               FORM 8-K
                           FEBRUARY 11, 1998


ITEM 5.  OTHER EVENTS

     On February 10, 1998, the Registrant announced that on February 6, 1998, it closed a private placement of up to $10,000,000 of convertible subordinated debentures to certain institutional investors (the "Investors") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended. The Investors invested $6,000,000 on February 6, 1998 and will invest $4,000,000 four months after such date upon the fulfillment of certain conditions.

     The material agreements between the Registrant and each Investor have been filed as exhibits to this Report on Form 8-K, and a copy of the Registrant's press release announcing the closing of the subordinated debenture financing with the Investors is set forth on the following page.


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[    LOGO HERE     ]                                 P R E S S   R E L E A S E
FOR MORE INFORMATION:
Dennis Vohs, Ross Systems, 770/351-9600, Ext. 3058



                       ROSS SYSTEMS ISSUES SUBORDINATED
                            CONVERTIBLE DEBENTURES


ATLANTA, GEORGIA, FEBRUARY 10, 1998 - Ross Systems, Inc. (NASDAQ: ROSS), a leading supplier of business software solutions for the client/server market, announced today that it had completed an agreement for the issuance of up to $10,000,000 in subordinated convertible debentures to a group of institutional investors. Rochon Capital Group, Ltd. acted as placement agent in the transaction.

"We are pleased to complete the agreements," said Dennis V. Vohs, Ross' Chairman and CEO. "In addition to improving our balance sheet and, in turn, increasing prospective customers' confidence in our financial strength, the financing will also lower our debt service expense."

ROSS SYSTEMS, INC. DEVELOPS, MARKETS AND SUPPORTS A BROAD RANGE OF CLIENT/SERVER BUSINESS SOLUTIONS, INCLUDING FINANCIALS, MANUFACTURING, MAINTENANCE, DISTRIBUTION, SUPPLY CHAIN MANAGEMENT, TRANSPORTATION MANAGEMENT, MATERIALS MANAGEMENT, AND HUMAN RESOURCES APPLICATIONS, AS WELL AS COMPREHENSIVE APPLICATION DEVELOPMENT PRODUCTS. ROSS SYSTEMS PRODUCTS ARE AVAILABLE FOR THE FOLLOWING OPEN SYSTEMS ENVIRONMENTS: HEWLETT-PACKARD'S HP-UX; IBM'S RS/6000; AND DIGITAL'S ALPHA ARCHITECTURE, FUJITSU DS-90 UNIX, SIEMENS NIXDORF, OPEN VMS, DIGITAL UNIX AND MICROSOFT WINDOWS NT SUPPORT FOR THE INTEL AND ALPHA CHIPS. MORE THAN 3,000 COMPANIES AROUND THE WORLD USE BUSINESS SOLUTIONS FROM ROSS SYSTEMS TO RUN THEIR OPERATIONS.

ROSS SYSTEMS EMPLOYS 550 PROFESSIONALS IN OFFICES AROUND THE WORLD TO SERVE ITS CUSTOMER. CORPORATE HEADQUARTERS ARE LOCATED AT TWO CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA 30328. PLEASE VISIT ROSS SYSTEMS WORLD WIDE WEB SITE AT HTTP://WWW.ROSSINC.COM.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   ROSS SYSTEMS, INC.


Date:  February 11, 1998           /s/ STAN F. STOUDENMIRE
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                                   Stan F. Stoudenmire
                                   Vice President and Chief Financial Officer


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS  (in accordance with Item 601 of Regulation S-K)


           4.1 Form of Convertible Securities Subscription Agreement between the Registrant and each Investor.

           4.2 Form of Subordinated Debenture Due February 6, 2003 issued by the Registrant to each Investor.

           4.3 Registration Rights Agreement among the Registrant and each Investor.

          99.1 Press Release of the Registrant regarding the closing of a subordinated debenture financing with the Investors.

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                              ROSS SYSTEMS, INC.

                              Report on Form 8-K
                            dated February 11, 1998



                               INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                       EXHIBIT NAME
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    4.1        Form of Convertible Securities Subscription Agreement between the Registrant and each Investor

    4.2 Form of Subordinated Debenture Due February 6, 2003 issued by the Registrant to each Investor

    4.3        Registration Rights Agreement among the Registrant and each
               Investor

   99.1 Press Release of the Registrant regarding the closing of a subordinated debenture financing with the Investors.

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